UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2021

INTEGRATED CANNABIS SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56291	90-1505708
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6810 North State Road 7

Coconut Creek, Florida 33073

(Address of principal executive offices)(Zip Code)

(954) 906-0098

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 1, 2021, we filed a Form 8-K disclosing the September 1, 2021 Acquisition Agreement between our wholly owned subsidiary, Integrated Holdings, Inc. as the Buyer, and Consolidated Apparel, Inc. and its owner as the Seller.

Item 8.01 Other Events

On September 2, 2021, we will publish a press release regarding the Acquisition Agreement and other related matters, which is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K/A with respect to Item 7.01 (including the 9/2/21 Press Release attached hereto as Exhibit 99.1) is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. This current report on Form 8-K will not be deemed an admission as to the materiality of any information contained herein (including the 9/2/21 Press Release attached hereto as Exhibit 99.1).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	September 1, 2021 Acquisition Agreement (Previously filed with Form 8-K on 9/1/21)
99.1*	September 2, 2021 Press Release
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

______

*Filed herein

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2021

INTEGRATED CANNABIS SOLUTIONS, INC.

By:	/s/ Matt Dwyer
Matt Dwyer
Chief Executive Officer

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